BioCentury Newsmakers Jonathan Lewis, MD, PhD Chief Executive Officer The Future of Cancer Therapy Exhibit 99.1 September 2013

Forward-Looking Statements
This presentation contains certain forward-looking information about ZIOPHARM Oncology that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended.
Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),”
“will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic candidates will be successfully marketed if approved; whether our DNA-based biotherapeutics discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights;
competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for DNA-based biotherapeutics; our ability to raise additional capital to fund our operations on terms acceptable to us;
general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the SEC including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and our Quarterly
Report on Form 10-Q for the fiscal quarter ended June 30, 2013. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence o or non-occurrence of any events.

September 2013

1. Clinical stage synthetic biology cancer company
2. We believe we are the farthest advanced at regulating gene function in vivo in humans, regulating gene expression, and titrating levels of expression
3. Lead clinical program is Ad-RTS-IL-12
4. We have multiple novel programs driving towards IND, and expect at least 8 INDs through 2015
5. These are built on a similar platform to Ad-RTS-IL-12, and in place of IL-12 will include different genes of interest for immunotherapy, cell signal targeting and novel multigenic approaches
6. Data will be presented near-term at AACR/NCI/EORTC, SABCS, and additional scientific meetings and publications
ZIOP

September 2013

DNA-Based Medicine Enables
•
Therapies with desired biofunction to be purpose-built
•
The concentration/dose of biologic therapy to be
precisely controlled
•
Improvement in therapeutic index, because potent
biologic modifiers can be turned on and off and targeted
to specific tissues and cells
•
Pursuit of combination biologic therapy in an
economically feasible manner

September 2013

•
Powerful, scalable technology platform
•
Potential for innovation in cancer-drug development:
•
ZIOP collaboration with Intrexon enables:
–
better control of therapeutic index/frequency
–
multigenic approaches
–
pipeline expansion with multiple INDs
–
attractive partnership opportunities
Strategic focus on synthetic biology
Foundation in Place for Significant Growth
New cancer
treatment
paradigm
Tumor
targeting
Statistical
modeling
Precision
engineering

September 2013

•
Clinical stage synthetic biology platform (DNA and cell-based therapy) driving development
•
Our advantage is that we are the farthest advanced at precisely regulating gene function in vivo in humans
•
Multiple value-creating milestones in 2013/14
–
Pre-clinical/clinical data
–
Scientific publications and presentations
•
Ad-IL-12 advancing through Phase 2 POC studies
•
Poised to deliver multiple new INDs in 2014/15/16
–
New IND submissions will expand into new genes of
interest, and cancer indications
On Track to Execute

September 2013

Cells
DC
T Cell
B Cell Macrophage NK cell Treg
Other immune
cells
Direct tumor lysis
ADCC
Complement cytotoxicity
Innate immunity stimulation
Adaptive immunity stimulation
Immune evasion inhibition
Pro-apoptosis
Necrosis
Anti-angiogenesis
Growth inhibition
Anti-tumor metabolism
EMT blockade
Anti-tumor function
MSC Epithelial Endothelial Fibroblast and ECM Tumor cell
Tumor and microenvironment
Effectors
Immune cells
Non-immune
Cytokines mAb scFv
scFv
toxin
Systemic
decoy
Intracellular
decoy
Metabolic
Enzyme
Protein
Ligand
RNA
Molecular and Cellular Oncology DNA-Coded Toolset

September 2013

ZIOPHARM Oncology + INTREXON®

ZIOPHARM Oncology www.ziopharm.com

Intrexon Collaboration: Fueling the IND Engine
Genetic control of cells
Controlled delivery of therapeutic proteins
cancer drug
translational and
development expertise
Promising portfolio of cancer therapeutics
gene engineering and
cell control technology

September 2013

Upcoming Milestones
Program Milestone Timing
2013-2014
IL-12 Phase 2 breast cancer study data 2H 2013/2014
Phase 2 advanced melanoma study data 2H 2013/2014
Initiate Phase 1/2 glioblastoma multiforme study
Initiate Phase 2 melanoma combo study
Initiate Phase 2 breast cancer combo study
1H 2014
1H 2014
1H 2014
Synthetic Biology Report discovery and preclinical data 2H 2013/1H 2014
Submit new INDs for monogenic/multigenic studies 2H 2014
Small Molecule Program Report interim SCLC data (MATISSE) 1H 2014
Publications and Presentations AACR-NCI-EORTC; SABCS; Scientific Publications 2H 2013
Corporate Seek partnering opportunities
Pursue new cancer targets
Divest non-strategic assets
Ongoing

September 2013

The Potential of DNA-Based Therapeutics
•
Improve treatment of all cancers, starting with breast
cancer, melanoma, and GBM
•
Treat currently incurable cancers
•
Generate a multi-billion-dollar opportunity

September 2013

A Growing Oncology Portfolio
IND
Compound Pre Clinical Phase 1 Phase 2
Ad-RTS-IL-12
Melanoma
Breast
GBM
Cell-based programs
Cell signal targeting
Multigenic platforms
Immunotherapy Programs

September 2013

Platform Potential
Cumulative INDs
12
10
8
6
4
2
0
2012
2015

ZIOPHARM Oncology www.ziopharm.com

Multiple Opportunities for External Partnering Aggressive IND Strategy Supporting Future Growth 12 September 2013

Gene OFF
RheoSwitch
VP16-RXR
RheoSwitch
Gal4-EcR
Co-repressor protein
Inducible Promoter
Target Gene
Gene ON
(+ oral activator ligand)
AL
Basal Transcription Proteins
Inducible Promoter
Target Gene

ZIOPHARM Oncology

www.ziopharm.com

DNA-Based Therapeutics
Controlled Delivery of Therapeutic Proteins with RheoSwitch®:
This is the most advanced clinical method to turn genes on and off
Dose-control
Orally activated
biologic on/off switch
Local
High Potency
Monogenic/Multigenic
Gene Expression RheoSwitch®

September 2013

Initial Target:
Interleukin-12, A Potent Cancer Therapeutic
•
Cytokine with anti-tumor effects
•
Potent Stimulation of  T-cells and
gamma interferon
•
Narrow therapeutic index/ toxicity has limited IL-12
utility
Improved therapeutic index may be possible
using RheoSwitch
®
technology

September 2013

mIL-12 expression (ng/ml medium/6hrs)
59
49
39
29
19
9
-1
0
6
12
18
24
30
36
42
48
54
60
66
72
78
84
90
96
Time after viral transduction (hours)

ZIOPHARM Oncology www.ziopharm.com

IL-12 Production is Modulated by Activator Ligand in HT 1080 Cells On Off On AL=75nM 15 September 2013

Regulated expression of IL-12 in the tumor by switch control
Subjects received intratumoral injection of 1x10
12
viral particles (INXN-2001) on Day 1 of each cycle
and INXN-1001 (subject 107, 100 mg; subject 111, 160 mg) on Days 1-7 of each cycle. Genomic
DNA and total RNA were extracted and analyzed as described.
1
Livak KJ and TD Schmittgen. 2001. Methods 25(4):402-8.                                                ASCO 2013
Off
Off Off
Off
On
16
September 2013
5604
5.4
5778
0.5
0
1000
2000
3000
4000
5000
6000
7000
Screening C1D2 C1D15 Screening C1D2 C1D15
Subject 107 (100 mg) Subject 111 (160 mg)
IL-12 Fold Change Relative to Screening Visit
On
1
1 1

Cytotoxic T Cells & Memory T Cells Increase in Tumor
following Treatment with Ad-RTS-hIL-12
Images were obtained using an Aperio ScanScope XT whole-slide imager and digitized at 20x.
ASCO 2013
Screening C1D15
Subject
111
(160 mg)

September 2013

γ

INJect
cm
SPEC C1D1
DATE 4/30/12

ZIOPHARM Oncology
www.ziopharm.com

Prominent Inflammatory Response Correlates
with High levels of IFN-
•
Initial increase in lesion size due to
inflammatory response seen at Cycle 1
Day 16
•
Lesion was undetectable at Cycle 2 Day 1
•
Subject ultimately progressed and was
taken off study
C2D1

September 2013
C1D1 C1D16

Tumor Volume V/V0
Start of Treatment

ZIOPHARM Oncology
www.ziopharm.com

Dose-dependent Anti-Tumor Activity of Ad-RTS-mIL-12 +
Activator Ligand (AL) in Murine 4T1 Breast Cancer Model
0
2
4
6
8
10
12
14
16
0 4 8 12 16 20 24 28 32
Time (Days)
Vehicle
Ad-RTS-mIL-12
INXN -1001 (AL) 15 mg/m2
Ad-RTS-mIL-12 + AL 15 mg/m2
Ad-RTS-mIL-12 + AL 30 mg/m2
Ad-RTS-mIL-12 + AL 75 mg/m2
Ad-RTS-mIL-12 + AL 150 mg/m2
Tumor volume reached 100 – 200 mm
3

September 2013

Percent survival

ZIOPHARM Oncology www.ziopharm.com

Glioblastoma Multiforme:
IL-12
Preclinical Activity
100% survival observed with Ad-RTS-IL-12 + AL or DC-RTS-IL-12 + AL
INXN-1001 dosing Day 4 to EOS at ~ 675 mg/m²/day in chow; DC –RTS-IL12 or Ad-RTS-IL12 on Day 5
Kaplan Meier Survival in GL261 Orthotopic Syngeneic Mouse Glioma Model
0 10 20 30 40 50 60 70 80
0
20
40
60
80
100
No Treatment
DC-no vector
DC-RTS-IL12 (MOI 10000)
Ad-RTS-IL12 (5x10
9
)
AL chow
Ad-RTS-IL12 (5x10
9
) + AL
DC-RTS-IL12 (MOI 10000) + AL
Time (Days)

September 2013

Highlights of IL-12 Program
•
Currently demonstrating safety and efficacy in Phase 2 POC
studies
•
Preparing for combination studies in melanoma, breast cancer
•
Expanding clinical program to GBM
IL-12 program reaching key milestones in 2013/2014

September 2013

Incidence Melanoma 76,690 Breast Cancer 234,580 Glioblastoma 18,000 Significant Market Potential for IL-12 Source: American Cancer Society 2013/Schwartzbaum 2006 22 September 2013

1. Clinical stage synthetic biology cancer company
2. We believe we are the farthest advanced at regulating gene function in vivo in humans, regulating gene expression, and titrating levels of expression
3. Lead clinical program is Ad-RTS-IL-12
4. We have multiple novel programs driving towards IND, and expect at least 8 INDs through 2015
5. These are built on a similar platform to Ad-RTS-IL-12, and in place of IL-12 will include different genes of interest for immunotherapy, cell signal targeting and novel multigenic approaches
6. Data will be presented near-term at AACR/NCI/EORTC, SABCS, and additional scientific meetings and publications
ZIOP

September 2013

BioCentury Newsmakers Jonathan Lewis, MD, PhD Chief Executive Officer The Future of Cancer Therapy September 2013